SurgePays

Investor Presentation
January 2024

Safe Harbor Disclosure

The information contained herein has been prepared to assist prospective investors in making their own evaluation of the Company and does not purport to be all-inclusive or to contain all of the information a prospective or existing investor may desire. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this information. SurgePays makes no representation or warranty as to the accuracy or completeness of this information and shall not have any liability for any representations (expressed or implied) regarding the information contained in, or for any omissions from, this information or any other written or oral communications transmitted to the recipient in the course of its evaluation of the Company.

This information includes certain statements and estimates provided by the Company with respect to the projected future performance of the Company. Such statements, estimates, and projections reflect various assumptions by management concerning possible anticipated results which may or may not be correct. No representations are made as to the accuracy of such statements, estimates, or projections. Prospective investors will be expected to have conducted their own due diligence investigation regarding these and all other matters pertinent to investment in the Company.

This presentation may contain statements that are not historical facts, referred to as "forward-looking statements." The corporation's actual future results may differ materially from those suggested by such statements, depending on various factors including those described in filings made with the SEC.

Overview

SurgePays is a technology and telecom company focused on underbanked and underserved communities

SurgePhone & Torch Wireless

Wireless subsidiaries providing subsidized service to 250k+ subscribers nationwide.

Prepaid Top-ups

Financial empowerment for those without checking accounts or credit cards. Technology-layered platform enables clerks at 1,000s of convenience stores to process payment "top-ups" for every prepaid wireless company, load prepaid debit cards, and activate gift cards.

LinkUp Mobile

Lowest cost prepaid wireless brand in the industry launched in 2024.

Nasdaq: SURG

250k+ Subscribers

8,000+ Locations Nationwide

100+ Years Management Experience

170+ Team Members

Bartlett, Tennessee Headquarters

Market Opportunity

100+ Million Adults in the U.S. are Prepaid Customers[1]

The underbanked conduct the majority of financial transactions at their trusted local convenience store closest to their home. SurgePays utilizes these stores as the points of distribution into these communities.

As we onboard stores to our fintech software platform, we enable store clerks to perform transactions such as prepaid wireless activation and payments, along with reloading debit cards and other financially enabling services to improve the daily lives of those without traditional access to banks, credit and checking accounts.

SurgePays revenue is directly tied to how many essential services we provide to those who need them most

Over 1/3 of the U.S. Population is Under or Unbanked[2]



10%
24%
66%
Unbanked
Underbanked
Banked

1. https://phys.org/news/2013-02-cellphone-users-prepaid.html
2. https://pro.morningconsult.com/analysis/unbanked-underbanked-demographic-profile

SurgePhone + Torch Wireless

SurgePhone™ TORCH

SurgePhone and Torch Wireless are Mobile Virtual Network Operators (MVNOs) licensed by the FCC to provide subsidized wireless services (Talk, Text & Data) to over 250,000 subscribers.

Any household receiving government benefits such as SNAP/Food Stamps, Medicaid, Veterans Pension, etc. is eligible for free wireless service.

FCC AFFORDABLE CONNECTIVITY PROGRAM
Helping Households Connect

- ACP is a government benefit program supported by the FCC
- Ensures affordability for qualified participants
- Supports connectivity for work, school, healthcare, etc.



SurgePays Prepaid Top-up

Enabling 3rd Party Customer Transactions


metroPCS
verizon
T Mobile
AT&T
boost
mobile

- SurgePays platform enables store clerks to perform point-of-sale transactions for all prepaid companies
- Prepaid services include prepaid wireless top-ups for every company, loading prepaid debit cards, gift card activations, and SIM card activation
- The business model is a "Win-Win-Win," offering convenience and savings to customers, increased foot traffic and bottom-line profit for stores, and the most effective point of distribution to rapidly scale SurgePays products into communities nationwide
- Store owners earn a profit percentage per transaction while providing much-needed essential services to their community
- Our secure interface, resembling a website, ensures a smooth and efficient experience for clerks and customers

LinkUp Mobile

Prepaid Wireless Brand

- Newly launched, lowest cost prepaid wireless brand
- Substantial market of over 100 million prepaid customers in the U.S., predominantly using cash for their service payments
- We are the only wireless company that owns our payment platform at convenience stores. This competitive advantage allows us to offer the lowest cost prepaid wireless service while paying the highest commissions to store owners – the ultimate influencers to these communities


Prepaid Wireless Made Easy
Unlock Seamless Connectivity

Complementary Services Drive Revenue

Services Flywheel Powers Growth



ACP Enrollments
Prepaid Top-ups
LinkUp Mobile Activations

Drive Wireless Subscriber Base

- Estimated 20% of transactions at C-stores are on Benefit Cards (EBT/WIC) in lower-income areas[1]
- Seamless lead generation when customers utilize their EBT cards
- Effortless enrollment is facilitated through the 'Surge Point of Sale' tablet
- Create loyalty with the store and community = upsell LinkUp Mobile

Prepaid Top-ups = Underbanked Tech Hub

- Process prepaid top-ups for every wireless company in the country
- Gather data on competitor plans and payment trends regionally to better position LinkUp Mobile
- Load debit cards and activate gift cards for cash consumers desiring digital purchasing power

Expanded Products & Services

- Leveraging our distinct competitive edge, compelling owner-operated stores to embrace our platform
- We are the only Prepaid wireless company that owns its own prepaid platform. We are the only prepaid top-up platform that owns its own prepaid wireless company

1. HSA Consulting. https://www.wsj.com/articles/food-stamps-are-about-to-spoil-grocery-stores-outlook-2d8851d0

2024 Growth Strategies

Services Flywheel Powers Growth

Organic

- Successfully launch prepaid brand Linkup Mobile
- Upsell ACP customers (limit 1 per household) to prepaid wireless family plan
- Build national sales team to increase store count
- Partner with distribution companies with existing networks
- While less than 50% of Hispanic immigrants have bank accounts, those crossing the border are not banked with credit[1]



Opportunistic Expansion

- Add complementary services such as Telehealth, Digital Payments & Streaming acquisitions
- Acquire distributor networks with existing footprint of independently owned stores
- Pursue additional synergistic acquisitions that achieve cost savings and increased efficiencies

1. https://www.insiderintelligence.com/content/banks-should-follow-fintechs-example-bridge-latino-banking-divide

Comparable Analysis

Company Name	Market Capitalization ($M)	Q3 2023 Revenue ($M)	Q3 2023 Net Income ($M)	TTM Total Revenue ($M)	TTM Net Income ($M)	TTM EBITDA ($M)	P/S	P/E
Nuvera Communications, Inc. (NUVR)	51.8	16.3	4.8	65.3	7.2	24.4	0.8x	8.1x
Tingo Group, Inc. (TIO)	166.9	586.2	20.2	2,525.4	275.6	900.3	N/A	1.1x
Spok Holdings, Inc. (SPOK)	303.1	35.4	4.5	138.3	36.5	25.8	2.2x	8.5x
LICT Corporation (LICT)	303.8	28.8	3.2	131.9	12.8	50.4	2.3x	24.0x
						Median	**2.2x**	**8.3x**
						Mean	**1.8x**	**10.4x**
SurgePays, Inc. (SURG)	**101.4**	**34.2**	**7.0**	**141.1**	**20.9**	**22.5**	**0.7x**	**4.9x**

Source: CapIQ as of January 4, 2024

Financial Profile



SurgePays Net Income & EBITDA Growth Q/Q
($mm)
2022 FQ3
2022 FQ4
2023 FQ1
2023 FQ2
2023 FQ3
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
(1.0)
(2.0)
(1.5)
(0.7)
3.0
3.8
4.5
4.9
6.0
6.4
7.1
7.3
Net Income
EBITDA

Capitalization Summary

As of September 30, 2023

Cap Table

Common Shares Outstanding	14,176,914
Warrants (WAEP: $4.99)	5,616,892
Stock Options (WAEP: $16.00)	11,902
Fully Diluted Shares Outstanding	**19,805,708**

- Insider Holdings
  - ~40% of Common Shares Outstanding
    - Management interests aligned with shareholders

Balance Sheet ($mm)

Cash & Cash Equivalents	$12.73
Total Assets	$43.24
Total Debt	$4.59
Total Liabilities	$4.91
Shareholders' Equity	**$23.84**

- Paid off $19MM line of credit in 2023 from internally generated cashflows
- Low debt and growing cash balance
- Management effective ratios with predictable cashflows
- Well positioned for continued growth in 2024

Management



Brian Cox

Chairman and CEO

- Accomplished Telecom entrepreneur growing best-in-class companies for over 20 years
- Built the largest prepaid home phone company in the country before being sold in 2009
- Built CLEC from 1 to over 1,300 employees in two countries
- Previously directed over $1B in prepaid sales utilizing his expertise in underserved consumer markets
- Prepaid, Telecom, Wireless and C-store subject matter expert



Jeremy Gies

President, SurgePays Fintech

- 25 year prepaid, wireless and sales operations experience
- Multi-year president's award winner in 10-year stint with AT&T
- Former CEO of Telspace, an MVNO enabler and back office
- Served as COO of Tiercell Wireless and executive positions with Honeywell and Wave Crest Payment Solutions



Anthony Evers, CPA, CIA

Chief Financial Officer

- Seasoned financial executive with over 30 years of proven financial experience
- Previously served as CFO and CIO for non-profit, private-equity-backed, and publicly traded organizations
- Previously oversaw growth of $100 million to over $1.3 billion in annual revenue
- Certified Public Accountant and Certified Internal Auditor credentials



David Ansani, J.D. MBA

Chief Administrative Officer

- Background in legal compliance, negotiation, finance, due diligence and audit
- Master of Business Administration in Strategic Management/Organizational & Managerial Behavior from the University of Chicago and Juris Doctor from IIT/Chicago-Kent School of Law

Board of Directors



Laurie Weisberg

Director

- Seasoned professional with 30+ years in digital technology and marketing services
- Leadership roles include CEO, Chief Sales Officer, and Chief Revenue Officer in companies like Creatd, Intent, and Thrive
- Currently serving as the Chief Commercial Officer of Whalar Inc, Ms. Weisberg brings a wealth of experience to SurgePays, having also been a director on the board of Creatd



David May

Director

- Banking professional since 1994 and has established himself as one of the leading convenience store and convenience store wholesaler financiers in the Mid-South
- Served as a Senior Vice President of Commercial Banking since 2007 with Landmark Community Bank, a billion-dollar Memphis-based commercial bank, and a bank officer for both community banks and large regional banks over his 27-year banking career



David N. Keys

Director

- Executive Vice President, CFO, and member of the executive committee of the Board of Directors of American Pacific, a chemical company that was publicly traded on Nasdaq
- Served on various boards including Wells Fargo Bank of Nevada
- Certified Public Accountant (CPA), Certified Valuation Analyst (CVA), Certified Management Accountant (CMA), Chartered Global Management Accountant (CGMA), Certified Information Technology Professional (CITP), and Certified in Financial Forensics (CFF)



Richard Schurfeld

Director

- Founder and current CEO of Redsson, with 20+ years of expertise
- Redsson has excelled in software-based telecom billing and evolved into a prominent Software as a Service (SaaS) provider
- Prior experience at Dean Witter and a background in the USAF, including service in the USA Rugby Men's National Team

Investment Highlights

Multi-Billion Dollar Growing Market Opportunity
Poised for significant growth in a fragmented market that grows every year organically and through immigration[1]

Deep Value with Hyper-Growth
SurgePays strategically delivers crucial services to a market segment that remains resilient in the face of inflation and recession, difficult economic times increase addressable market size

Focus on Profitability
Strategic planning, full product suite development, and disciplined execution yield competitive advantages with management effective ratios

Strong Capitalization Provides Flexibility
Paid off $19mm line of credit in 2023 from internally generated cashflows

World Class Leadership
Team, board, and advisors with extensive knowledge and experience in telecom, prepaid, and fintech

1. Based on internal estimates


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Contact Us

Investor Relations

Brian M. Prenoveau, CFA MZ North America

(561) 489-5315

SURG@mzgroup.us

www.surgepays.com